UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Securities Exchange Act of 1934

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Vivint Smart Home, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported): May 23, 2021

VIVINT SMART HOME, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38246	98-1380306
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4931 North 300 West

Provo, UT 84604

(Address of Principal Executive Offices) (Zip Code)

(801) 377-9111

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	VVNT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

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Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 24, 2021, Vivint Smart Home, Inc. (the “Company”) announced that Todd R. Pedersen, the Company’s founder and Chief Executive Officer, has decided to step down as the Company’s Chief Executive Officer, effective at such time as the Company’s board of directors (the “Board”) appoints his successor. The Board has commenced a search process to identify a successor Chief Executive Officer. Mr. Pedersen will remain a member of the Board.

Item 7.01	Regulation FD Disclosure.

On May 24, 2021, the Company issued a press release announcing Mr. Pedersen’s decision to step down as the Company’s Chief Executive Officer. The full text of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information in this Item 7.01 and in Exhibit 99.1 is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Vivint Smart Home, Inc., dated May 24, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVINT SMART HOME, INC.

By:	/s/ Shawn J. Lindquist
Name:	Shawn J. Lindquist
Title:	Chief Legal Officer and Secretary

Date: May 24, 2021

Exhibit 99.1

Vivint Smart Home Announces Leadership Transition Plan

PROVO, Utah – May 24, 2021 – Vivint Smart Home, Inc. (NYSE:VVNT), a leading smart home company, today announced founder and Chief Executive Officer Todd R. Pedersen has decided to step down as chief executive officer of Vivint Smart Home, effective once the board of directors of the company appoints his successor. Mr. Pedersen will remain a member of the board of directors.

“I have decided that after 20 years of building a successful company, it is time for me to pursue my other entrepreneurial goals and devote myself to those investments and businesses,” said Mr. Pedersen. “I am proud of the company’s achievements since Vivint’s founding and remain excited about the performance and outlook as a premier smart home service provider. I believe the company is well positioned for success and I look forward to continuing to contribute to the company’s growth as a member of the board.”

“We thank Todd for his years of dedicated leadership, which have helped Vivint grow from a small security systems company into an integrated smart home provider with strong operations, a resilient business plan and an attractive financial model. We are pleased that he will remain on as CEO until the board has identified a new leader,” said David F. D’Alessandro, Vivint’s chairman of the board of directors.

Mr. Pedersen founded Vivint in 1999, and it has become one of the largest residential security and smart home technology companies in North America. Mr. Pedersen has been named an Ernst and Young Entrepreneur of the Year, Utah’s Entrepreneur of the Year by Mountain West Capital Network, and was inducted into the David Eccles School of Business Hall of Fame.

The company’s board of directors has commenced a deliberate and thoughtful search process to identify a candidate who has the right experience to lead the company into its next phase of growth.

About Vivint Smart Home

Vivint Smart Home is a leading smart home company in North America. Vivint delivers an integrated smart home system with in-home consultation, professional installation and support delivered by its Smart Home Pros, as well as 24/7 customer care and monitoring. Dedicated to redefining the home experience with intelligent products and services, Vivint serves more than 1.7 million customers throughout the U.S. and Canada. For more information, visit www.vivint.com.

Note on Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995, including statements regarding, among other things, the Company’s plans, strategies and prospects, both business and financial, including without limitation statements regarding the Company’s planned chief executive officer transition. Generally, statements that are not historical facts, including statements concerning the Company’s possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates” or “intends” or similar expressions. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Forward-looking statements should not be read as a guarantee of future performance or results, and they will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all. These statements are based on current expectations and assumptions regarding future events and business performance as of the date of this press release, and they are subject to risks and uncertainties, including those discussed in Part I, Item 1A. “Risk Factors” in the Company’s Amendment No. 1 to its Annual Report on Form 10-K/A for the year ended December 31, 2020, filed with the Securities and Exchange Commission (the “SEC”) on May 12, 2021 (the “Form 10-K/A”), as such factors may be updated from time to time in the Company’s periodic filings with the SEC, that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Although Vivint Smart Home believes that the expectations reflected in the forward-looking statements are reasonable, it cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in those statements will be achieved or will occur, and actual results could differ materially from those anticipated or implied in the forward-looking statements. Except as required by law, Vivint Smart Home does not undertake and expressly disclaims any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. You should read the documents Vivint Smart Home has filed with the SEC, including the Form 10-K/A and the Company’s other periodic filings, for more complete information about the Vivint Smart Home. These documents are available on both the EDGAR section of the SEC’s website at www.sec.gov and the Investor Relations section of Vivint’s website at www.vivint.com.

Contacts

Investor Relations Contact:

Nate Stubbs

VP, Investor Relations

801-221-6724

ir@vivint.com

Media Relations Contact

Liz Tanner

VP, Public Relations

801-229-6956

press@vivint.com